Exhibit 10.5

JONES DAY DRAFT AS OF SEPTEMBER 2, 2020

COLLATERAL ASSIGNMENT OF TRADEMARKS

COLLATERAL ASSIGNMENT OF TRADEMARKS, dated as of September [3], 2020 (“Agreement”), between Purple Innovation, LLC, a Delaware limited liability company (together with its successors and assigns, the “Assignor”), and KeyBank National Association, as administrative agent (together with its successors and assigns in such capacity, the “Administrative Agent”), for the benefit of the Secured Creditors (as defined in the Security Agreement referred to below):

RECITALS:

(1) This Agreement is made pursuant to the Credit Agreement, dated as of September [3], 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Assignor (together with its successors and assigns, the “Borrower”), Purple Innovation, Inc., a Delaware corporation (“Holdings”), the lenders party thereto (the “Lenders”), and the Administrative Agent.

(2) In connection with the Credit Agreement, the Assignor is a party to a Pledge and Security Agreement, dated as of September [3], 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Assignor, Holdings, the other Grantors party thereto and the Administrative Agent, pursuant to which the Assignor has granted to the Administrative Agent, for the benefit of the Secured Creditors, a continuing security interest in, assignment of and lien on substantially all of its assets, whether now owned or existing or hereafter acquired or arising.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor hereby covenants and agrees with the Administrative Agent and the other Secured Creditors as follows:

Section 1. Defined Terms. Terms used herein without definition shall have the respective meanings ascribed thereto in the Security Agreement.

Section 2. Assignment and Grant of Security Interest. As security for the prompt payment and performance of the Secured Obligations, the Assignor hereby assigns, transfers, conveys and grants to the Administrative Agent, for the benefit of the Secured Creditors, a security interest in, a general lien upon and/or a right of set-off against (whether now owned or hereafter acquired by the Assignor and whether acquired in the United States or elsewhere in the world) all right, title and interest of the Assignor in and to the following, whether now existing or hereafter acquired:

(i) all trademarks, trade names and service marks registered with the United States Patent and Trademark Office (including, without limitation, those listed on Schedule A to this Agreement);

(ii) all applications for the registration of trademarks, trade names and service marks filed with the United States Patent and Trademark Office (including, without limitation, those listed on Schedule A to this Agreement);

(iii) all trademarks, trade names and service marks registered with any office, agency or other Governmental Authority of any State, the District of Columbia or any possession or territory of the United States;

(iv) all trademarks, trade names and service marks registered with any office, agency or other Governmental Authority of any other country or any province, department or other governmental subdivision thereof;

(v) all registrations and recordings with respect to any of the foregoing;

(vi) all reissues, extensions and renewals of any of the foregoing;

(vii) all corporate names, business names, trade styles, logos, other source or business identifiers; all information, customer lists, identification of supplier, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs, and the like pertaining to operations by the Assignor in, on or about any of its plants or warehouses; all field repair data, sales data and other information relating to sales or service of products now or hereafter manufactured on or about any of its plants; and all accounting information pertaining to operations in, on or about any of its plants and all media in which or on which all of the information or knowledge or data or records relating to its plants and warehouses may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data, and the Administrative Agent shall keep all such information, knowledge, records or data strictly confidential in accordance with the Credit Agreement;

(viii) all licenses and other agreements relating in whole or in part to any of the foregoing, including all rights to payments in respect thereof;

(ix) all rights to sue for past, present or future infringements of any of the foregoing;

(x) all goodwill related to any of the foregoing;

(xi) to the extent not included above, all general intangibles (as such term is defined in the UCC) of the Assignor related to the foregoing; and

(xii) all proceeds of any and all of the foregoing.

Section 3. Reference to Separate Security Agreement. This Agreement has been entered into by the Assignor and the Administrative Agent primarily for recording purposes as contemplated by the Security Agreement. In the event of any inconsistency between any of the terms or provisions hereof and the terms and provisions of such Security Agreement, the terms and provisions of such Security Agreement shall govern.

Section 4. Governing Law. This Agreement and the rights of the parties hereunder shall be construed and interpreted in accordance with the laws of the State of New York, without application of the rules regarding conflicts of laws.

Section 5. Miscellaneous. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed copy of this Agreement.

[Signature Page Follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first set forth above.

PURPLE INNOVATION, LLC,
as Assignor

By:
Name:
Title:

Accepted and acknowledged by:

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

[Signature Page to Collateral Assignment of Trademarks]

Schedule A
to Collateral Assignment of Trademarks

CREDIT PARTY	TITLE	DATE FILED	COUNTRY	STATUS	APP. NO.	REG. NO.
Purple Innovation, LLC	WONDERGEL	Apr 21, 2011	United States of America	Registered	85/301,809	4060026
Purple Innovation, LLC	EQUAGEL	Apr 21, 2011	United States of America	Registered	85/301,823	4060027
Purple Innovation, LLC	EQUAPRESSURE	Apr 23, 2011	United States of America	Registered	85/302,923	4060095
Purple Innovation, LLC	SOMNIGEL	May 23, 2013	United States of America	Registered	85941228	4633324
Purple Innovation, LLC	PURPLE	Jun 23, 2015	United States of America	Registered	86/671,335	5005282
Purple Innovation, LLC	PURPLE	Dec 22, 2015	Australia	Pending	1290946
Purple Innovation, LLC	PURPLE	Dec 22, 2015	Canada	Registered	1,760,844	TMA1012279
Purple Innovation, LLC	PURPLE	Dec 22, 2015	European Union	Pending	1290946
Purple Innovation, LLC	PURPLE	Dec 22, 2015	International Bureau (WIPO)	Registered	1290946	1290946
Purple Innovation, LLC	PURPLE	Dec 22, 2015	New Zealand	Pending	1290946
Purple Innovation, LLC	NO PRESSURE	Jun 1, 2016	United States of America	Registered	87/057,091	5277596
Purple Innovation, LLC	HYPER-ELASTIC POLYMER	Jun 1, 2016	United States of America	Registered	87/057,122	5224883
Purple Innovation, LLC	NO PRESSURE	Jun 14, 2016	United States of America	Registered	87/070,760	5277682
Purple Innovation, LLC	HYPER-ELASTIC POLYMER	Jun 14, 2016	United States of America	Registered	87/070,748	5224901
Purple Innovation, LLC	[COLOR] PURPLE	Oct 6, 2016	United States of America	Registered	87/195,495	5352289

CREDIT PARTY	TITLE	DATE FILED	COUNTRY	STATUS	APP. NO.	REG. NO.
Purple Innovation, LLC	[COLOR] PURPLE	Oct 6, 2016	United States of America	Registered	87/195,482	5466468
Purple Innovation, LLC	NO PRESSURE (Classes 20, 24)	Nov 4, 2016	United States of America	Registered	87/226,822	5590875
Purple Innovation, LLC	PURPLE (Class 20, 24)	Mar 17, 2017	European Union	Registered	016479933	016479933
Purple Innovation, LLC	PURPLE	Apr 26, 2017	Republic of Korea	Registered	40-2017-0053385	401490464
Purple Innovation, LLC	NO PRESSURE (Classes 20, 24)	May 1, 2017	Australia	Registered	1860226	1357042
Purple Innovation, LLC	PURPLE (Class 20, 24)	May 1, 2017	Canada	Registered	1,835,184	TMA1037437
Purple Innovation, LLC	NO PRESSURE (Classes 20, 24)	May 1, 2017	Canada	Registered	1,835,187	TMA1060001
Purple Innovation, LLC	NO PRESSURE	May 1, 2017	European Union	Pending	87070760	1357042
Purple Innovation, LLC	NO PRESSURE (Classes 20, 24)	May 1, 2017	European Union	Registered	1357042	1357042
Purple Innovation, LLC	NO PRESSURE (Classes 20, 24)	May 1, 2017	International Bureau (WIPO)	Registered	1357042	1357042
Purple Innovation, LLC	NO PRESSURE (Classes 20, 24)	May 1, 2017	Republic of Korea	Pending	1357042
Purple Innovation, LLC	NO PRESSURE (Classes 20, 24)	May 1, 2017	New Zealand	Registered	1071903	1357042
Purple Innovation, LLC	PURPLE (Class 24)	May 11, 2017	China	Pending	24070950
Purple Innovation, LLC	PURPLE (Class 20)	May 11, 2017	China	Pending	24070950
Purple Innovation, LLC	HYPER-ELASTIC POLYMER	Jun 19, 2017	United States of America	Registered	87/495,203	5416146
Purple Innovation, LLC	NO PRESSURE	Jun 28, 2017	South Africa	Registered	2017/17902	201717901
Purple Innovation, LLC	NO PRESSURE	Jun 28, 2017	South Africa	Registered	2017/17901-2	201717902

CREDIT PARTY	TITLE	DATE FILED	COUNTRY	STATUS	APP. NO.	REG. NO.
Purple Innovation, LLC	HYPER-ELASTIC POLYMER	Jun 29, 2017	South Africa	Registered	2017/18159	201718159
Purple Innovation, LLC	HYPER-ELASTIC POLYMER	Jun 29, 2017	South Africa	Registered	2017/18157	201718157
Purple Innovation, LLC	HYPER-ELASTIC POLYMER	Jul 7, 2017	Canada	Registered	1,846,215	5224883
Purple Innovation, LLC	[COLOR] PURPLE	Aug 17, 2017	South Africa	Pending	2017/23808
Purple Innovation, LLC	[COLOR] PURPLE	Aug 17, 2017	South Africa	Pending	2017/23809
Purple Innovation, LLC	[COLOR] PURPLE	Aug 17, 2017	South Africa	Pending	2017/23807
Purple Innovation, LLC	HYPER-ELASTIC POLYMER	Nov 22, 2017	China	Pending	1395439
Purple Innovation, LLC	HYPER-ELASTIC POLYMER	Nov 22, 2017	European Union	Pending	1395349
Purple Innovation, LLC	HYPER-ELASTIC POLYMER	Nov 22, 2017	United Kingdom	Pending	1395349
Purple Innovation, LLC	HYPER-ELASTIC POLYMER	Nov 22, 2017	International Bureau (WIPO)	Registered	1395349	1395349
Purple Innovation, LLC	HYPER-ELASTIC POLYMER	Nov 22, 2017	Japan	Pending	1395349
Purple Innovation, LLC	HYPER-ELASTIC POLYMER	Nov 22, 2017	Australia	Pending	1395349	1395349
Purple Innovation, LLC	purple	Apr 5, 2018	United States of America	Registered	87/865,202	5659565
Purple Innovation, LLC	PURPLE	May 14, 2018	United States of America	Registered	87/919,763	5659866
Purple Innovation, LLC	PURPLE	Jul 6, 2018	United States of America	Registered	88/028,622	5661555

CREDIT PARTY	TITLE	DATE FILED	COUNTRY	STATUS	APP. NO.	REG. NO.
Purple Innovation, LLC	PURPLE	Jul 6, 2018	United States of America	Registered	88/028,625	5661556
Purple Innovation, LLC	The Purple PowerBase	Aug 27, 2018	United States of America	Registered	88/093,922	6075633
Purple Innovation, LLC	The Purple PowerBase Plus	Aug 27, 2018	United States of America	Allowed	88/093,928
Purple Innovation, LLC	The Purple PowerBase Premier	Aug 27, 2018	United States of America	Allowed	88/093,935
Purple Innovation, LLC	PURPLE GLOVE	Sep 7, 2018	United States of America	Allowed	88/109,289
Purple Innovation, LLC	Purple No Pressure	Sep 12, 2018	China	Registered		3551020
Purple Innovation, LLC	PURPLE GLOVE	Sep 18, 2018	United Kingdom	Registered	3339583	3339583
Purple Innovation, LLC	PURPLE GLOVE	Sep 20, 2018	Canada	Pending	1,921,228
Purple Innovation, LLC	Purple (logo) - Bed Frames	Oct 10, 2018	United States of America	Registered	88/150,390	5906644
Purple Innovation, LLC	PURPLE - Bed Frames	Oct 10, 2018	United States of America	Registered	88/150,393	5906645
Purple Innovation, LLC	Purple (logo) - Bedding	Oct 10, 2018	United States of America	Registered	88/150,407	5906646
Purple Innovation, LLC	PURPLE - Bedding	Oct 10, 2018	United States of America	Registered	88/150,411	5906647
Purple Innovation, LLC	EIDERTECH	Oct 25, 2018	United States of America	Pending	88/169,440
Purple Innovation, LLC	PURPLE	Jan 31, 2019	Indonesia	Pending	DID2019005436
Purple Innovation, LLC	Purple	Apr 26, 2019	Australia	Pending	2005723

CREDIT PARTY	TITLE	DATE FILED	COUNTRY	STATUS	APP. NO.	REG. NO.
Purple Innovation, LLC	PURPLE LOGO	Apr 26, 2019	Australia	Pending	2005690
Purple Innovation, LLC	Purple	May 2, 2019	European Union	Registered	018060266	01806266
Purple Innovation, LLC	PURPLE GRID	May 14, 2019	United States of America	Allowed	88/429,120
Purple Innovation, LLC	Purple Grid	May 17, 2019	Canada	Pending	1,963,613
Purple Innovation, LLC	HARMONY	Oct 24, 2019	United States of America	Pending	88667257
Purple Innovation, LLC	PURPLE	Oct 25, 2019	United States of America	Registered	88668964	6083965
Purple Innovation, LLC	FURRPLES	Jan 9, 2020	United States of America	Allowed	88752253
Purple Innovation, LLC	PURPLE PAY	Feb 28, 2020	United States of America	Pending	88815224
Purple Innovation, LLC	HARMONY	Apr 7, 2020	Canada	Pending	2,021,260
Purple Innovation, LLC	soft where you want it, firm where you need it	Apr 23, 2020	United States of America	Pending	88884365
Purple Innovation, LLC	The Purple Mattress	Apr 28, 2020	United States of America	Pending	88891245
Purple Innovation, LLC	PURPLE HYBRID	Apr 28, 2020	United States of America	Pending	88891282
Purple Innovation, LLC	PURPLE +	Apr 29, 2020	United States of America	Pending	88892955
Purple Innovation, LLC	PURPLE PLUS	Apr 29, 2020	United States of America	Allowed	88892977
Purple Innovation, LLC	PURPLE HYBRID PREMIER	Apr 29, 2020	United States of America	Pending	88893018
Purple Innovation, LLC	True Comfort Innovation	May 4, 2020	United States of America	Pending	88899486

CREDIT PARTY	TITLE	DATE FILED	COUNTRY	STATUS	APP. NO.	REG. NO.
Purple Innovation, LLC	Take Comfort	May 4, 2020	United States of America	Pending	88899474
Purple Innovation, LLC	FIND COMFORT	May 4, 2020	United States of America	Pending	88899496
Purple Innovation, LLC	FURPLE	May 4, 2020	United States of America	Pending	88899944
Purple Innovation, LLC	PURPLE PREMIER	May 15, 2020	United States of America	Pending	88918462
Purple Innovation, LLC	SOFTSTRETCH	Jun 17, 2020	United States of America	Pending	90006179
Purple Innovation, LLC	PURPLE PILLOW BOOSTER	Jun 23, 2020	United States of America	Pending	90015950
Purple Innovation, LLC	PURPLE DUVET	Jun 23, 2020	United States of America	Pending	90015935
Purple Innovation, LLC	PURPLE SHEETS	Jun 23, 2020	United States of America	Pending	90015883
Purple Innovation, LLC	Purple SoftStretch Sheets	Jun 23, 2020	United States of America	Pending	90015861
Purple Innovation, LLC	SoftStretch Sheets	Jun 23, 2020	United States of America	Pending	90013740
Purple Innovation, LLC	The Purple Mattress	Jun 24, 2020	Canada	Pending	2,036,272
Purple Innovation, LLC	PURPLE +	Jun 24, 2020	Canada	Pending	2,036,294
Purple Innovation, LLC	PURPLE PLUS	Jun 24, 2020	Canada	Pending	2,036,304
Purple Innovation, LLC	PURPLE HYBRID	Jun 24, 2020	Canada	Pending	2,036,283
Purple Innovation, LLC	PURPLE HYBRID PREMIER	Jun 24, 2020	Canada	Pending	2,036,316
Purple Innovation, LLC	True Comfort Innovation	Jun 24, 2020	Canada	Pending	2,036,327
Purple Innovation, LLC	FIND COMFORT	Jun 24, 2020	Canada	Pending	2,036,336
Purple Innovation, LLC	FURPLE	Jun 24, 2020	Canada	Pending	2,036,347

CREDIT PARTY	TITLE	DATE FILED	COUNTRY	STATUS	APP. NO.	REG. NO.
Purple Innovation, LLC	PURPLE PREMIER	Jun 24, 2020	Canada	Pending	2,036,355
Purple Innovation, LLC	PURPLE PLUSH	Jun 25, 2020	United States of America	Pending	90020483
Purple Innovation, LLC	PURPLE PLUSH PILLOW	Jun 25, 2020	United States of America	Pending	90020446
Purple Innovation, LLC	PURPLE PILLOW	Jun 25, 2020	United States of America	Pending	90020407
Purple Innovation, LLC	Purple Mattress Protector	Jun 25, 2020	United States of America	Pending	90020558
Purple Innovation, LLC	Purple PowerBase	Jun 29, 2020	United States of America	Pending	90025731
Purple Innovation, LLC	PURPLE FOUNDATION	Jun 29, 2020	United States of America	Pending	90025744
Purple Innovation, LLC	PURPLE PLATFORM BED FRAME	Jun 29, 2020	United States of America	Pending	90025751
Purple Innovation, LLC	Dreams On Dreams	Jul 16, 2020	United States of America	Pending	90056050
Purple Innovation, LLC	PRPL	Jul 16, 2020	United States of America	Pending	90056068
Purple Innovation, LLC	PURPLE PLUSH	Jul 17, 2020	Canada	Pending	2,040,516
Purple Innovation, LLC	PURPLE PLUSH PILLOW	Jul 17, 2020	Canada	Pending	2,040,519
Purple Innovation, LLC	PURPLE PILLOW	Jul 17, 2020	Canada	Pending	2,040,520
Purple Innovation, LLC	Purple Mattress Protector	Jul 17, 2020	Canada	Pending	2,040,521
Purple Innovation, LLC	Purple PowerBase	Jul 17, 2020	Canada	Pending	2,040,522
Purple Innovation, LLC	PURPLE FOUNDATION	Jul 17, 2020	Canada	Pending	2,040,524
Purple Innovation, LLC	PURPLE PLATFORM BED FRAME	Jul 17, 2020	Canada	Pending	2,040,527